CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Mark Lana, the Chief Executive Officer, Treasurer, Secretary and a Director of HS3 Technologies, Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the quarterly report on Form 10-QSB of HS3 Technologies, Inc. for the three months ended September 30, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of HS3 Technologies, Inc.

Dated November 14, 2007

/s/ Mark Lana
Mark Lana
Chief Executive Officer, Treasurer, Secretary and Director
(Principal Financial Officer, Principal Financial Officer
and Principal Accounting Officer)